UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 400
Hayward, CA 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On March 12, 2023, AcelRx Pharmaceuticals, Inc., or AcelRx, entered into an Asset Purchase Agreement, or the Purchase Agreement, with Vertical Pharmaceuticals, LLC, a wholly owned subsidiary of Alora Pharmaceuticals, LLC, or the Buyer, pursuant to which Buyer agreed to acquire certain assets and assume certain liabilities of AcelRx relating to its sufentanil sublingual tablet product referred to as DSUVIA or DZUVEO, or any other single-dose pharmaceutical product for use in medically supervised settings containing a sublingual tablet that includes sufentanil as the sole active ingredient, as a 30 mcg tablet or other dosage form or strength as reasonably necessary for lifecycle management, or the Product. The Product expressly excludes the pharmaceutical product referred to as Zalviso (sufentanil sublingual tablets, each 15 mcg), any other multi-dose administration system containing sufentanil sublingual tablets (whether as the sole active ingredient or in combination with other active ingredients), and any single-dose formulation of sufentanil for use outside of a medically supervised setting.

The Company’s DSUVIA business met the definition of a discontinued operation as of March 31, 2023. Accordingly, the assets and liabilities associated with these operations were classified as assets and liabilities of discontinued operations as of and for the three-month period ended March 31, 2023, and the year ended December 31, 2022, and the operations and cash flows of the DSUVIA business were presented as discontinued for all periods presented within the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “First Quarter Form 10-Q”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 10, 2023.

The Company has revised the following sections of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) to reflect the DSUVIA business as discontinued operations. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s First Quarter Form 10-Q.

●	Exhibit 99.1: Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and
●	Exhibit 99.2: Item 8. Financial Statements and Supplementary Data.

The information included in Exhibits 99.1 and 99.2 to this Current Report is presented in connection with the reporting change described above and does not otherwise amend or restate any other portions of the 2022 Annual Report. Except for the matter noted above, Exhibits 99.1 and 99.2 to this Current Report do not reflect events occurring after the Company filed its 2022 Annual Report. Information contained in Exhibits 99.1 and 99.2 should be read in conjunction with and as a supplement to information contained in the 2022 Annual Report. For information on events occurring since the filing of the 2022 Annual Report, please refer to the Company’s subsequent filings with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements, including statements relating to the clinical development of the Company’s product candidates, reflect the Company’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “potential,” “believe,” “expect,” “expects,” “expected,” “anticipate,” “may,” “will,” “enable,” “should,” “seek,” “approximately,” “intends,” “intended,” “plans,” “planned,” “planning,” “estimates,” “benefits,” or the negative of these words or other comparable terminology and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to the Company’s product development activities and ongoing commercial business operations; risks related to the Company’s ability and that of its business partners to implement development plans, launch plans, forecasts and other business expectations; risks related to unexpected variations in market growth and demand for the Company’s commercial and developmental products and technologies; risks related to the Company's liquidity and its ability to maintain capital resources sufficient to conduct required clinical studies; the Company’s ability to retain its listing on the Nasdaq exchange; and risks relating to the Company’s ability to obtain regulatory approvals for its developmental product candidates. These forward-looking statements should be considered together with the risks and uncertainties that may affect the Company’s business and future results included in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law.

Item 9.01          Financial Statements and Exhibits.

(b) The information set forth in Item 8.01 of this Current Report is incorporated herein by reference in its entirety.

(d) Exhibits.

Exhibit No.	Document

23	Consent of WithumSmith+Brown, PC, independent registered public accounting firm.

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Item 8. Financial Statements and Supplementary Data

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023

ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
	Name:	Raffi Asadorian
	Title:	Chief Financial Officer